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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 July 13, 2001


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     0-09781              74-2099724
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


1600 Smith Street, Dept. HQSEO, Houston, Texas               77002
(Address of principal executive offices)                   (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)
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Item 7.     Financial Statements and Exhibits.

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-57188) of Continental Airlines, Inc. for the purpose of incorporating such documents by reference in (i) a preliminary Prospectus Supplement, to be dated on or after the date hereof, to the Prospectus, dated March 23, 2001, and (ii) a final Prospectus Supplement, to be dated on or after the date hereof, to such Prospectus. The Registration Statement, the preliminary Prospectus Supplement and the final Prospectus Supplement relate to the offering of Continental Airlines, Inc.'s Class D Pass Through Certificates, Series 2001-2.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONTINENTAL AIRLINES, INC.


                                  By /s/ JENNIFER L. VOGEL
                                    Jennifer L. Vogel
                                    Vice President and General Counsel

July 13, 2001
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                                  EXHIBIT INDEX

99.1 Appraisal Report for the 1997-4 Series of Aircraft Information Services, Inc., dated October 6, 1997

99.2 Appraisal Report for the 1997-4 Series of BK Associates, Inc., dated October 6, 1997

99.3 Appraisal Report for the 1997-4 Series of Morten Beyer and Agnew, Inc., dated October 6, 1997

99.4 Appraisal Report for the 1998-1 Series of Aircraft Information Services, Inc., dated February 5, 1998

99.5 Appraisal Report for the 1998-1 Series of Aircraft Information Services, Inc., dated February 11, 1998

99.6 Appraisal Report for the 1998-1 Series of BK Associates, Inc., dated January 29, 1998

99.7 Appraisal Report for the 1998-1 Series of BK Associates, Inc., dated February 10, 1998

99.8 Appraisal Report for the 1998-1 Series of Morten Beyer and Agnew, Inc., dated February 5, 1998

99.9 Appraisal Report for the 1998-1 Series of Morten Beyer and Agnew, Inc., dated February 11, 1998

99.10 Appraisal Report for the 1998-3 Series of Aircraft Information Services, Inc., dated August 27, 1998, revised October 1, 1998

99.11 Appraisal Report for the 1998-3 Series of AvSolutions, Inc., dated October 1, 1998

99.12 Appraisal Report for the 1998-3 Series of Morten Beyer and Agnew, Inc., dated October 1, 1998

99.13 Appraisal Report for the 1999-1 Series of Aircraft Information Services, Inc., dated December 8, 1998

99.14 Appraisal Report for the 1999-1 Series of AvSolutions, Inc., dated December 8, 1998

99.15 Appraisal Report for the 1999-1 Series of Morten Beyer and Agnew, Inc., dated December 8, 1998

99.16 Appraisal Report for the 1999-2 Series of Aircraft Information Services, Inc., dated May 19, 1999

99.17 Appraisal Report for the 1999-2 Series of AvSolutions, Inc., dated May 19, 1999

99.18 Appraisal Report for the 1999-2 Series of Morten Beyer and Agnew, Inc., dated May 19, 1999

99.19 Appraisal Report for the 2000-1 Series of Aircraft Information Services, Inc., dated February 23, 2000

99.20 Appraisal Report for the 2000-1 Series of AvSolutions, Inc., dated February 23, 2000

99.21 Appraisal Report for the 2000-1 Series of Morten Beyer and Agnew, Inc., dated January 17, 2000

99.22 Appraisal Report for the 2000-2 Series of Aircraft Information Services, Inc., dated October 31, 2000
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99.23    Appraisal Report for the 2000-2 Series of Avitas, Inc., dated
         October 31, 2000

99.24 Appraisal Report for the 2000-2 Series of Morten Beyer and Agnew, Inc., dated October 31, 2000